Use of Estimates and Judgements	3 Months Ended
May 31, 2024
Use of Estimates and Judgements [Abstract]
USE OF ESTIMATES AND JUDGEMENTS

 2. USE OF ESTIMATES AND JUDGEMENTS

The preparation of the Group’s interim condensed consolidated financial statements requires management to make judgements, estimates and assumptions that affect the reported amounts of revenue, expenses, assets and liabilities, and the disclosure of contingent liabilities at the end of the reporting period. Uncertainty about these assumptions and estimates could result in outcomes that require a material adjustment to the carrying amount of the asset or liability affected in the future periods.

The significant judgments made by management in applying the Group’s accounting policies and the key sources of estimation uncertainty were the same as those described in the last annual financial statements.